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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-67352) of Tyson Foods, Inc. of our report dated March 19, 2001, except as to Note U, for which the date is March 29, 2001, relating to the financial statements of IBP, inc., which appears in the Current Report on Form 8-K/A dated August 4, 2001.




Omaha, NE
August 31, 2001